LONG-LIVED AND INTANGIBLE ASSETS AND GOODWILL	9 Months Ended
Aug. 31, 2015
Intangible Assets
LONG-LIVED AND INTANGIBLE ASSETS AND GOODWILL

NOTE 7 — LONG-LIVED AND INTANGIBLE ASSETS AND GOODWILL

Valuation of Long-lived and Intangible Assets and Goodwill

We assess the impairment of identifiable intangibles, long-lived assets and goodwill annually or whenever events or changes in circumstances indicate that the carrying value may not be recoverable. Factors considered important that could trigger an impairment review other than on an annual basis include the following:

•	A significant underperformance relative to expected historical or projected future operating results;

•	A significant change in the manner of the use of the acquired asset or the strategy for the overall business; or

•	A significant negative industry or economic trend.

When we determine that the carrying value of long-lived assets may not be recoverable based upon the existence of one or more of the aforementioned factors and the carrying value exceeds the estimated undiscounted cash flows expected to be generated by the asset, impairment is measured based on a projected discounted cash flow method using a discount rate determined by management. These cash flows are calculated by netting future estimated sales against associated merchandise costs and other related expenses such as payroll, occupancy and marketing. An asset is considered to be impaired if we determine that the carrying value may not be recoverable based upon our assessment of the asset’s ability to continue to generate income from operations and positive cash flow in future periods or if significant changes our strategic business objectives and utilization of the assets occurred. If the carrying amount of an asset exceeds its estimated undiscounted future cash flows, an impairment charge is recognized in the amount by which the carrying amount of the asset exceeds the estimated fair value, which is determined based on discounted future cash flows. The impairment loss calculations require management to apply judgment in estimating future cash flows and the discount rates that reflect the risk inherent in future cash flows. Future expected cash flows for store assets are based on management’s estimates of future cash flows over the remaining lease period or expected life, if shorter. We consider historical trends, expected future business trends and other factors when estimating each store’s future cash flow. We also consider factors such as: the local environment for each store location, including mall traffic and competition; our ability to successfully implement strategic initiatives; and the ability to control variable costs such as cost of sales and payroll, and in some cases, renegotiate lease costs.

In the third and fourth quarter of fiscal 2014, we recorded store impairment charge of $840,000 related to six of our retail stores.  In the third quarter of fiscal 2015, we recorded store impairment charge of $470,000 related to two of our retail stores.  Based on the operating performance of these stores, we believed that we could not recover the carrying value of property and equipment located at these stores.

Business acquisitions are accounted for under the purchase method by assigning the purchase price to tangible and intangible assets acquired and liabilities assumed. Assets acquired and liabilities assumed are recorded at their fair values and the excess of the purchase price over the amounts assigned is recorded as goodwill. Purchased intangible assets with finite lives are amortized over their estimated useful lives. Goodwill and intangible assets with indefinite lives are not amortized but are tested at least annually for impairment or whenever events or changes in circumstances indicate that the carrying value may not be recoverable.

In fiscal 2007, we acquired through merger JD Holdings, which included all of the goodwill and intangible assets goodwill related to the Joe’s®, Joe’s Jeans™ and JD® logo and marks. On September 30, 2013, we acquired Hudson, which included all of the goodwill and intangible assets related to the Hudson® logos and marks. We have assigned an indefinite life to the remaining intangible assets relating to the trademarks acquired, and therefore, no amortization expenses are expected to be recognized. However, we will test the assets for impairment annually in accordance with our critical accounting policies.  On September 11, 2015, we sold the Intellectual Property Assets of the Joe’s Business to the IP Asset Purchaser.  See “Note 2 - Subsequent Events” for a further discussion of the sale of these and other assets.

We evaluate goodwill for impairment at least annually or whenever events or changes in circumstances indicate that the carrying value may not be recoverable using a two-step process. The first step is to determine the fair value of each reporting unit and compare this value to its carrying value. If the fair value exceeds the carrying value, no further work is required and no impairment loss would be recognized. The second step is performed if the carrying value exceeds the fair value of the assets. The implied fair value of the reporting unit’s goodwill must be determined and compared to the carrying value of the goodwill.

We review our other indefinite-lived intangible assets for impairment on an annual basis, or when circumstances indicate their carrying value may not be recoverable. We calculate the value of the indefinite-lived intangible assets using a discounted cash flow method, based on the relief from royalty concept.

Our annual impairment testing date is September 30 of each year or when circumstances indicate their carrying value may not be recoverable.  Based on our under-performance in the fourth quarter of fiscal 2014, we determined that it was appropriate to perform an impairment testing as of November 30, 2014. Based on our testing we determined that the goodwill allocated to our Hudson wholesale reporting unit was impaired by $23,585,000, and there was no impairment of our other indefinite-lived intangible assets.  As of February 28, 2015, we also determined that a triggering event had occurred due to the decline in our market capitalization and tested our goodwill and other indefinite-lived assets for impairment and determined that there was no impairment.